Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
Income Taxes

7. INCOME TAXES

The following table sets forth the provision for income taxes:

		Years ended
		December 31,
(In millions)	2011	2010	2009
Current	$40.5	$115.7	$123.6
Deferred	14.3	(23.5)	(18.7)
Total income tax provision	$54.8	$92.2	$104.9

     The following table sets forth the reconciliation between taxes calculated as if the federal corporate tax rate of 35% was applied to income before income taxes and the recorded income tax provision:

		Years ended
		December 31,
(In millions)	2011	2010	2009
Tax at federal corporate rate of 35%	$67.0	$97.3	$108.6
(Decrease) increase in rate resulting from:
Tax exempt interest	(0.1)	(0.2)	(0.3)
Dividends received deduction	(3.1)	(3.1)	(3.2)
State income taxes, net of federal benefit	(0.1)	(0.1)	1.0
Federal tax credits	(8.6)	(3.3)	(3.1)
Other	(0.3)	1.6	1.9
Total income tax provision	$54.8)	$92.2	$104.9

   The following table sets forth the tax effect of temporary differences that gave rise to significant portions of the net deferred tax liability:

	Years ended
	December 31,
(In millions)	2011	2010	2009
Policyholder liabilities	$9.3	$11.9	$9.3
Compensation and benefit plans	42.4	43.8	40.4
Loss carryforwards	56.2	50.9	54.4
Investments	41.4	43.3	24.6
Other	1.9	3.7	4.5
Total deferred tax assets	151.2	153.6	133.2
Less: valuation allowances	(4.2)	(0.8)	(1.9)
Net deferred tax assets	147.0	152.8	131.3
Net unrealized capital gains	173.9	121.1	71.4
Capitalized software	10.2	14.8	18.0
Deferred policy acquisition costs	61.6	56.7	54.5
Intangible assets	3.2	5.2	5.4
Other	1.1	3.9	4.2
Total deferred tax liabilities	250.0	201.7	153.5
Net deferred tax liability	$(103.0)	$(48.9)	$(22.2)

     The Company is carrying forward net operating losses of $77.5 million that originated in StanCorp and certain subsidiaries. The losses will be used in future years to offset taxable income from those entities to the degree allowed by the Internal Revenue Code. If unutilized, these losses would expire between the years 2023 to 2031. In addition, the Company is carrying forward a $58.6 million federal net operating loss from a business acquisition. This carryforward is subject to limitations under IRS Section 382, which potentially reduces the annual amount that may be utilized. This carryforward will expire between 2019 and 2024.

     Realization of the Company's net operating loss carryforwards is dependent upon generating sufficient taxable income before expiration of the losses. Although realization is not assured, management believes it is more likely than not that all of the deferred tax asset relating to the federal loss carryforwards will be realized. The amount of the deferred tax asset considered realizable could be reduced in the future if estimates of expected taxable income during the carryforward period are reduced.

     The Company is carrying forward a deferred tax asset of $8.3 million related to losses attributable to various states and municipalities. In some instances, state and local loss carryforwards are subject to a shorter expiration period than the 20-year federal period. Further, some losses originated in a subsidiary which has reduced its operations in the state where the loss was incurred. We believe that the benefit from certain state and local NOL carryforwards will not be realized. As such, we have provided a valuation allowance of $4.2 million on the deferred tax assets relating to these assets. If our assumptions change, we may be able to realize these NOLs. The state and local loss carryforwards expire at various dates through 2031.

     As of December 31, 2011, the Company is subject to examination by the IRS for the years 2009 through 2011.

     The Company did not have any material unrecognized tax benefits in 2011 and 2010. It is the Company's accounting policy to record income tax interest and penalties in the income tax provision. See "Note 1—Summary of Significant Accounting Policies—Income Taxes."